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Prospectus Supplement

October 1, 1997*

Strategist Growth and Income Fund, Inc. (Nov. 29, 1996)
Form No. S-6122 C (11/96)

The "Portfolio manager" section of the prospectus is revised to delete the references to Paul Hopkins and William Westhoff and to add the following:

Portfolio manager

Peter Lamaison and the London team are responsible for the international equities portion of Total Return Portfolio.

Peter Lamaison joined AEFC in 1981 and currently serves as portfolio manager. He provides day-to-day portfolio management for the international equities portion of Total Return Portfolio. He also serves as president and chief executive officer of American Express Asset Management International Inc.


























S-6122 1 C (10/97)
*Valid until next prospectus update

Destroy Nov. 28, 1997